BYLAWS

OF

Urstadt Biddle Properties Inc.
(formerly known as HRE PROPERTIES, INC.)

Amended and Restated: December 12, 2007

		Page
ARTICLE I	MEETINGS OF STOCKHOLDERS...............................................................................................................................	1
1.01	Place..................................................................................................................................................................................	1
1.02	Annual Meeting.............................................................................................................................................................	1
1.03	Matters to be Considered at Annual Meeting...........................................................................................................	1
1.04	Special Meetings............................................................................................................................................................	3
1.05	Notice...............................................................................................................................................................................	3
1.06	Scope of Notice..............................................................................................................................................................	3
1.07	Adjournment...................................................................................................................................................................	3
1.08	Proxies..............................................................................................................................................................................	3
1.09	Conduct of Meetings....................................................................................................................................................	4
1.10	Tabulation of Votes.......................................................................................................................................................	4
1.11	Voting by Ballot.............................................................................................................................................................	4
1.12	Control Share Statue......................................................................................................................................................	4
ARTICLE II	DIRECTORS....................................................................................................................................................................	4
2.01	General Powers...............................................................................................................................................................	4
2.02	Outside Activities..........................................................................................................................................................	4
2.03	Number, Tenure and Qualification...............................................................................................................................	5
2.04	Nomination of Directors................................................................................................................................................	5
2.05	Annual and Regular Meetings.....................................................................................................................................	7
2.06	Special Meetings............................................................................................................................................................	7
2.07	Notice...............................................................................................................................................................................	7
2.08	Quorum............................................................................................................................................................................	7
2.09	Voting..............................................................................................................................................................................	8
2.10	Conduct of Meetings.....................................................................................................................................................	8
2.11	Resignations...................................................................................................................................................................	8
2.12	Removal of Directors.....................................................................................................................................................	8
2.13	Vacancies........................................................................................................................................................................	8
2.14	Informal Action By Directors.......................................................................................................................................	9
2.15	Compensation.................................................................................................................................................................	9

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(continued)

		Page
ARTICLE III	COMMITTEES...............................................................................................................................................................	9
3.01	Number, Tenure and Qualification..............................................................................................................................	9
3.02	Delegation of Power.......................................................................................................................................................	9
3.03	Quorum and Voting........................................................................................................................................................	9
3.04	Conduct of Meetings....................................................................................................................................................	9
3.05	Informal Action by Committees...................................................................................................................................	10
ARTICLE IV	BOARD OF CONSULTANTS......................................................................................................................................	10
4.01	Appointment...................................................................................................................................................................	10
4.02	Members..........................................................................................................................................................................	10
4.03	Meetings..........................................................................................................................................................................	10
4.04	Authority........................................................................................................................................................................	10
ARTICLE V	OFFICERS........................................................................................................................................................................	10
5.01	Titles and Election..........................................................................................................................................................	10
5.02	Removal...........................................................................................................................................................................	11
5.03	Vacancies........................................................................................................................................................................	11
5.04	Chairman of the Board..................................................................................................................................................	11
5.05	President.........................................................................................................................................................................	11
5.06	Vice Presidents...............................................................................................................................................................	11
5.07	Secretary.........................................................................................................................................................................	12
5.08	Treasurer.........................................................................................................................................................................	12
5.09	Assistant Secretaries and Assistant Treasurers.......................................................................................................	12
5.10	Subordinate Officers......................................................................................................................................................	12
5.11	Compensation.................................................................................................................................................................	12
ARTICLE VI	SHARES OF STOCK.....................................................................................................................................................	13
6.01	Certificates for Stock.....................................................................................................................................................	13
6.02	Stock Ledger...................................................................................................................................................................	13
6.03	Recording Transfer of Stock........................................................................................................................................	14
6.04	Lost Certificate................................................................................................................................................................	14
6.05	Closing of Transfer Books or Fixing of Record Date................................................................................................	14

-ii-

(continued)

		Page
ARTICLE VII	DIVIDENDS AND DISTRIBUTIONS..........................................................................................................................	15
7.01	Declarations.....................................................................................................................................................................	15
7.02	Contingencies.................................................................................................................................................................	15
ARTICLE VIII	INDEMNIFICATION.....................................................................................................................................................	15
8.01	Indemnification of Directors, Officers and Employees.............................................................................................	15
8.02	Standard...........................................................................................................................................................................	16
8.03	Advance Payment of Expenses....................................................................................................................................	16
8.04	General.............................................................................................................................................................................	16
ARTICLE IX	NOTICES.........................................................................................................................................................................	17
9.01	Notices.............................................................................................................................................................................	17
9.02	Secretary To Give Notice..............................................................................................................................................	17
9.03	Waiver of Notice............................................................................................................................................................	17
ARTICLE X	MISCELLANEOUS........................................................................................................................................................	17
10.01	Books and Records........................................................................................................................................................	17
10.02	Contracts.........................................................................................................................................................................	17
10.03	Checks, Drafts, Etc.........................................................................................................................................................	18
10.04	Loans................................................................................................................................................................................	18
10.05	Fiscal Year.......................................................................................................................................................................	18
10.06	Annual Report................................................................................................................................................................	18
10.07	Interim Reports...............................................................................................................................................................	18
10.08	Other Reports.................................................................................................................................................................	19
10.09	Bylaws Severable...........................................................................................................................................................	19
ARTICLE XI	AMENDMENT OF BYLAWS......................................................................................................................................	19
ARTICLE XII	EXEMPTIONS TO SECTIONS 3-701 THROUGH 3-709 OF THE MGCL................................................................	19

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ARTICLE I
MEETINGS OF STOCKHOLDERS

1.01  Place.   All meetings of the holders of the issued and outstanding common stock and preferred stock of the Corporation (the “Stockholders”) shall be held at the principal executive office of the Corporation or such other place within the United States as shall be stated in the notice of the meetings.

1.02  Annual Meeting.   An annual meeting of the Stockholders for the election of Directors and the transaction of such other business as properly may be brought before the meeting shall be held in March of each year or at such other date and time as may be fixed by the Board of Directors.   If the date fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day.   Failure to hold an annual meeting shall not invalidate the Corporation’s existence or affect any otherwise valid acts of the Corporation.

1.03  Matters to be Considered at Annual Meeting.   At any annual meeting of Stockholders or any special meeting in lieu of the annual meeting of Stockholders (the “Annual Meeting”), only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before each Annual Meeting.   To be considered as properly brought before an Annual Meeting, business must be: (a) specified in the notice of meeting, (b) otherwise properly brought before the meeting by, or at the direction of, the Board of Directors, or (c) otherwise properly brought before the meeting by any holder of record (both as of the time notice of such proposal is given by the Stockholder as set forth below and as of the record date for the Annual Meeting in question) of any shares of capital stock of the Corporation entitled to vote at such Annual Meeting who complies with the requirements set forth in this Section 1.03.

    In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a Stockholder of record of any shares of capital stock entitled to vote at such Annual Meeting, such Stockholder shall: (i) give timely notice as required by this Section 1.03 to the Secretary of the Corporation and (ii) be present at such meeting, either in person or by a representative.   For the first Annual Meeting of the Corporation a Stockholder’s notice shall be timely delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the later of (A) the 75th day prior to the scheduled date of such Annual Meeting or (B) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Corporation.   For all subsequent Annual Meetings, a Stockholder’s notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (the “Anniversary Date”); provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a Stockholder’s notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the later of (A) the 75th day prior to the scheduled date of such Annual Meeting or (B) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Corporation.

    For purposes of these Bylaws, “public announcement” shall mean: (i) disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, (ii) a report or other document filed publicly with the Securities and Exchange Commission (including, without limitation, a Form 8-K), or (iii) a letter or report sent to Stockholders of record of the Corporation at the time of the mailing of such letter or report.

    A Stockholder’s notice to the Secretary shall set forth as to each matter proposed to be brought before an Annual Meeting: (i) a brief description of the business the Stockholder desires to bring before such Annual Meeting and the reasons for conducting such business at such Annual Meeting, (ii) the name and address, as they appear on the Corporation’s stock transfer books, of the Stockholder proposing such business, (iii) the class and number of shares of the Corporation’s capital stock beneficially owned by the Stockholder proposing such business, (iv) the names and addresses of the beneficial owners, of any capital stock of the Corporation registered in such Stockholder’s name on such books, and the class and number of shares of the Corporation’s capital stock beneficially owned by such beneficial owners, (v) the names and addresses of other Stockholders known by the Stockholder proposing such business to support such proposal, and the class and number of shares of the Corporation’s capital stock beneficially owned by such other Stockholders; and (vi) any material interest of the Stockholder proposing to bring such business before such meeting (or any other Stockholders known to be supporting such proposal) in such proposal.

    If the Board of Directors or a designated committee thereof determines that any Stockholder proposal was not made in a timely fashion in accordance with the provisions of this Section 1.03 or that the information provided in a Stockholder’s notice does not satisfy the information requirements of this Section 1.03 in any material respect, such proposal shall not be presented for action at the Annual Meeting in question.   If neither the Board of Directors nor such committee makes a determination as to the validity of any Stockholder proposal in the manner set forth above, the presiding officer of the Annual Meeting shall determine whether the Stockholder proposal was made in accordance with the terms of this Section 1.03.   If the presiding officer determines that any Stockholder proposal was not made in a timely fashion in accordance with the provisions of this Section 1.03 or that the information provided in a Stockholder’s notice does not satisfy the information requirements of this Section 1.03 in any material respect, such proposal shall not be presented for action at the Annual Meeting in question.   If the Board of Directors, a designated committee thereof or the presiding officer determines that a Stockholder proposal was made in accordance with the requirements of this Section 1.03, the presiding officer shall so declare at the Annual Meeting and ballots shall be provided for use at the meeting with respect to such proposal.

    Notwithstanding the foregoing provisions of this Bylaw, a Stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder with respect to the matters set forth in this Bylaw, and nothing in this Bylaw shall be deemed to affect any rights of Stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

1.04  Special Meetings.   The Chairman of the Board, the President or a majority of the Board of Directors may call special meetings of the Stockholders.   In addition, the Secretary of the Corporation shall call a special meeting of the Stockholders on the written request of Stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting.

1.05  Notice.   Not fewer than ten (10) nor more than ninety (90) days before the date of every meeting of Stockholders, written or printed notice of such meeting shall be given in accordance with Article 9, to each Stockholder entitled to vote or entitled to notice by statute, stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by statute, the purpose or purposes for which the meeting is called.

1.06  Scope of Notice.   No business shall be transacted at a special meeting of Stockholders except that specifically designated in the notice of the meeting.   Any business of the Corporation may be transacted at the annual meeting without being specifically designated in the notice, except such business as is required by statute to be stated in such notice.

1.07  Adjournment.   When any meeting is convened, the presiding officer may adjourn the meeting if (a) no quorum is present for the transaction of business, (b) the Board of Directors determines that adjournment is necessary or appropriate to enable the Stockholders to consider full information which the Board of Directors determines has not been made sufficiently or timely available to Stockholders, or (c) the Board of Directors determines that adjournment is otherwise in the best interests of the Corporation.   When any Annual Meeting or special meeting of Stockholders is adjourned to another hour, date or place, notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the hour, date and place to which the meeting is adjourned; provided, however, that if the adjournment is for more than 120 days after the original record date, notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote thereat and each Stockholder who by law or under the Articles or these Bylaws is entitled to such notice.   At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally notified.   The Stockholders present at a meeting which has been duly called and convened and at which a quorum is present at the time counted may continue to transact business until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum.

1.08  Proxies.   A Stockholder may vote the Shares owned of record by him or her, either in person or by proxy executed in writing by the Stockholder or by his or her duly authorized attorney in fact.   Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting.   No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

1.09  Conduct of Meetings.   The Chairman of the Board or, in the absence of the Chairman, the President or any Vice President, or, in the absence of the Chairman, President or any Vice Presidents, a presiding officer elected at the meeting, shall preside over meetings of Stockholders.   The Secretary of the Corporation, or, in the absence of the Secretary and Assistant Secretaries, the person appointed by the presiding officer of the meeting shall act as secretary of such meeting.

1.10  Tabulation of Votes.   At any annual meeting of Stockholder, the presiding officer shall be authorized to appoint one or more persons as tellers for such meeting (the “Teller” or “Tellers”).   The Teller may, but need not, be an officer or employee of the Corporation.   The Teller shall be responsible for tabulating or causing to be tabulated the shares voted at the meeting and reviewing or causing to be reviewed all proxies.   In tabulating votes, the Teller shall be entitled to rely in whole or in part on tabulations and analyses made by personnel of the Corporation, its counsel, its transfer agent, its registrar or such other organizations that are customarily employed to provide such services.   The Teller may be authorized by the presiding officer to determine on a preliminary basis the legality and sufficiency of all votes cast and proxies delivered under the Articles, Bylaws and applicable law.   The presiding officer may review all preliminary determinations made by the Teller hereunder, and in doing so, the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any preliminary determinations made by the Teller.   Each report of the Teller shall be in writing and signed by him or her or by a majority of them if there is more than one.   The report of the majority shall be the report of the Tellers.

1.11  Voting by Ballot.   Voting on any question or in any election may be viva voce unless the presiding officer shall order or any Stockholder shall demand that voting be by ballot.

1.12  Control Share Statute.   Notwithstanding any other provision of the charter of the Corporation or these Bylaws, Title 3, Subtitle 7 of the Corporations and Associations Article of the Annotated Code of Maryland (or any successor statute) shall not apply to any acquisition of the stock of the Corporation by any person who, as of December 31, 1996, owned in excess of 20% of the outstanding common shares of HRE Properties, a Massachusetts business trust (the “Trust”), and who by virtue of the merger of the Trust with and into the Corporation will own that percentage of the stock of the Corporation.

ARTICLE II

DIRECTORS

2.01  General Powers.   The business and affairs of the Corporation shall be managed by its Board of Directors.   All powers of the Corporation may be exercised by or under the authority of the Board of Directors, except as conferred on or reserved to the Stockholders by statute, the Articles or these Bylaws.

2.02  Outside Activities.   The Board of Directors and its members are required to spend only such time managing the business and affairs of the Corporation as is necessary to

carry out their duties in accordance with Section 2-405.1 of the Maryland General Corporation Law (the “MGCL”).   The Board of Directors, each Director, and the agents, officers and employees of the Corporation or of the Board of Directors or of any Director may engage with or for others in business activities of the types conducted by the Corporation.   Except as set forth in the Articles or by separate agreement, none of such individuals has an obligation to notify or present to the Corporation or each other any investment opportunity that may come to such person’s attention even though such investment might be within the scope of the Corporation’s purposes or various investment objectives.   Any interest (including any interest as defined in Section 2-419(a) of the MGCL) that a Director has in any investment opportunity presented to the Corporation must be disclosed by such Director to the Board of Directors (and, if voting thereon, to the Stockholders or to any committee of the Board of Directors) within ten (10) days after the later of the date upon which such Director becomes aware of such interest or the date upon which such Director becomes aware that the Corporation is considering such investment opportunity.   If such interest comes to the interested Director’s attention after a vote to take such investment opportunity, the voting body shall be notified of such interest and shall reconsider such investment opportunity if not already consummated or implemented.

2.03  Number, Tenure and Qualification.  The number of Directors of the Corporation shall initially be seven.  The number of directors may be changed from time to time by a majority of the entire Board of Directors, provided, that there shall not be fewer than 3 directors or greater than 15 directors.  No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his or her term.  Each Director shall serve for the term set forth in the Articles and until his or her successor is elected and qualified.

2.04  Nomination of Directors.  Nomination of candidates for election as Directors of the Corporation at any Annual Meeting may be made only (a) by, or at the direction of, a majority of the Board of Directors or (b) by any holder of record (both as of the time notice of such nomination is given by the Stockholder as set forth below and as of the record date for the Annual Meeting in question) of any shares of the capital stock of the Corporation entitled to vote at such Annual Meeting who complies with the timing, informational and other requirements set forth in this Section 2.04.  Any Stockholder who has complied with the timing, informational and other requirements set forth in this Section 2.04 and who seeks to make such a nomination, or his, her or its representative, must be present in person at the Annual Meeting.  Only persons nominated in accordance with the procedures set forth in this Section 2.04 shall be eligible for election as directors at an Annual Meeting.

    Nominations, other than those made by, or at the direction of, the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Section 2.04.  For the first Annual Meeting of the Corporation, a stockholder’s notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the later of (A) the 75th day prior to the scheduled date of such Annual Meeting or (B) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Corporation.  For all subsequent Annual Meetings, a stockholder’s notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not less than 75 days nor more than 120 days prior to the Anniversary Date; provided, however, that in the event the Annual Meeting is schedule to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a Stockholder’s notice shall be timely if delivered to, or mailed and received by, the Corporation at its principal executive office not later than the close of business on the later of (i) the 75th day prior to the scheduled date of such Annual Meeting or (ii) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Corporation.

    A Stockholder’s notice to the Secretary shall set forth as to each person whom the Stockholder proposes to nominate for election or re-election as a Director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation’s capital stock which are beneficially owned by such person on the date of such Stockholder notice, and (iv) the consent of each nominee to serve as a Director if elected.  A Stockholder’s notice to the Secretary shall further set forth as to the Stockholder giving such notice: (i) the name and address, as they appear on the Corporation’s stock transfer books, of such Stockholder and of the beneficial owners (if any) of the Corporation’s capital stock registered in such Stockholder’s name and the name and address of other Stockholders known by such Stockholder to be supporting such nominee(s), (ii) the class and number of shares of the Corporation’s capital stock which are held of record, beneficially owned or represented by proxy by such Stockholder and by any other Stockholders known by such Stockholder to be supporting such nominee(s) on the record date for the Annual Meeting in question (if such date shall then have been made publicly available) and on the date of such Stockholder’s notice, and (iii) a description of all arrangements or understandings between such Stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such Stockholder.

    If the Board of Directors or a designated committee thereof determines that any Stockholder nomination was not made in accordance with the terms of this Section 2.04 or that the information provided in a Stockholder’s notice does not satisfy the informational requirements of this Section 2.04 in any material respect, then such nomination shall not be considered at the Annual Meeting in question.  If neither the Board of Directors nor such committee makes a determination as to whether a nomination was made in accordance with the provisions of thisSection 2.04, the presiding officer of the Annual Meeting shall determine whether a nomination was made in accordance with such provisions.  If the presiding officer determines that any Stockholder nomination was not made in accordance with the terms of this Section 2.04 or that the information provided in a Stockholder’s notices does not satisfy the informational requirements of this Section 2.04 in any material respect, then such nomination shall not be considered at the Annual Meeting in question.  If the Board of Directors, a designated committee thereof or the presiding officer determines that a nomination was made in accordance with the terms of this Section 2.04, the presiding officer shall so declare at the Annual Meeting and ballots shall be provided for use at the meeting with respect to such nominee.

    Notwithstanding anything to the contrary in the second sentence of the second paragraph of this Section 2.04, in the event that the number of Directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for Director or specifying the size of the increased Board of Directors at least 75 days prior to the Anniversary Date, a Stockholder’s notice required by this Section 2.04 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if such notice shall be delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the 15th day following the day on which such public announcement is first made by the Corporation.

    No person shall be elected by the Stockholders as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section.  Election of Directors at the Annual Meeting need not be by written ballot, unless otherwise provided by the Board of Directors or presiding officer at such Annual Meeting.  If written ballots are to be used, ballots bearing the names of all the persons who have been nominated for election as Directors at the Annual Meeting in accordance with the procedures set forth in this Section shall be provided for use at the Annual Meeting.

2.05  Annual and Regular Meetings.  An annual meeting of the Board of Directors may be held immediately after and at the same place as the Annual Meeting of Stockholders, or at such other time and place, either within or without the State of Maryland, as is selected by resolution of the Board of Directors, and no notice other than this Bylaw or such resolution shall be necessary.  The Board of Directors may provide, by resolution, the time and place, either within or without the State of Maryland, for the holding of regular meetings of the Board of Directors without other notice than such resolutions.

2.06  Special Meetings.  Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the President or a majority of the Directors then in office.  The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Board of Directors called by them.

2.07  Notice.  Notice of any special meeting to be provided herein shall be given, in accordance with Section 9, by written notice delivered personally, telegraphed or telecopied to each Director at his or her business or residence at least twenty-four (24) hours, or by mail at least five (5) days, prior to the meeting.  Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be specified in the notice, unless specifically required by statute, the Articles or these Bylaws.

2.08  Quorum.  A majority of the Board of Directors then in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors; provided, however, that a quorum for the transaction of business with respect to any matter in which any Director (or affiliate of such Director) who is not an independent Director has any interest shall consist of a majority of the Directors that includes a majority of the independent Directors then in office.  If less than a majority of the Board of Directors is present at said meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

2.09  Voting.  The act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute, the Articles or these Bylaws; provided, however, that no act relating to any matter in which a Director (or affiliate of such Director) who is not an independent Director has any interest shall be the act of the Board of Directors unless such act has been approved by a majority of the Board of Directors that includes a majority of the independent Directors.

2.10  Conduct of Meetings.  All meetings of the Board of Directors shall be called to order and presided over by the Chairman of the Board, or in the absence of the Chairman of the Board, by the President (if a member of the Board of Directors) or, in the absence of the Chairman of the Board of Directors and the President, by a member of the Board of Directors selected by the members present.  The Secretary of the Corporation, or in the absence of the Secretary, any Assistant Secretary, shall act as secretary of all meetings of the Board of Directors, and in the absence of the Secretary and Assistant Secretaries, the presiding officer of the meeting shall designate any person to act as secretary of the meeting.  Members of the Board of Directors may participate in meetings of the Board of Directors by conference telephone or similar communications equipment by means of which all Directors participating in the meeting can hear each other at the same time, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for all purposes of these Bylaws.

2.11  Resignations.  Any Director may resign from the Board of Directors or any committee thereof at any time.  Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time be specified, at the time of the receipt of notice of such resignation by the President or the Secretary.

2.12  Removal of Directors.  Any or all of the Directors may be removed from office in accordance with Articles of Incorporation.

2.13  Vacancies.  Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of Directors shall be filled solely by the affirmative vote of a majority of the entire Board of Directors and any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification or other cause (other than removal from office) shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum.  Subject to the rights of the holders of any series of Preferred Stock then outstanding, vacancies on the Board of Directors resulting from the removal of a Director from office may be filled by the affirmative vote of a majority of all the votes cast at a meeting of Stockholders called for that purpose.  A director elected by the board of directors to fill any vacancy shall serve until the next annual meeting of stockholders and until his successor is elected and qualifies.

2.14  Informal Action By Directors.  Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by all of the Directors and such written consent is filed with the minutes of the Board of Directors.  Consents may be signed by different Directors on separate counterparts.

2.15  Compensation.  An annual fee for services and payment for expenses of attendance at each meeting of the Board of Directors, or of any committee thereof, may be allowed to any Director by resolution of the Board of Directors.

ARTICLE III

COMMITTEES

3.01  Number, Tenure and Qualification.  The Board of Directors may appoint from among its members an Executive Committee and other committees of two or more Directors, to serve at the pleasure of the Board of Directors.  If any committee may take or authorize any act as to any matter in which any Director (or affiliate of such Director) who is not an independent Director has or may have any interest, a majority of the members of such committee shall be independent Directors, except that any such committee consisting of only two Directors may have one independent Director and one Director who is not an independent Director.

3.02  Delegation of Power.  The Board of Directors may delegate to these committees in the intervals between meeting of the Board of Directors any of the powers of the Board of Directors to manage the business and affairs of the Corporation, except those powers which the Board of Directors is specifically prohibited from delegating pursuant to Section 2-411 of the MGCL.

3.03  Quorum and Voting.  A majority of the members of any committee shall constitute a quorum for the transaction of business by such committee, and the act of a majority of the quorum shall constitute the act of the committee, except that no act relating to any matter in which any Director (or affiliate of such Director) who is not an independent Director has any interest, shall be the act of any committee unless a majority of the independent Directors on the committee vote for such act.

3.04  Conduct of Meetings.  Each committee shall designate a presiding officer of such committee, and if not present at a particular meeting, the committee shall select a presiding officer for such meeting.  Members of any committee may participate in meetings of such committee by conference telephone or similar communication equipment by means of which all Directors participating in the meeting can hear each other at the same time, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for all purposes of these Bylaws.  Each committee shall keep minutes of its meetings, and report the results of any proceedings at the next succeeding annual or regular meeting of the Board of Directors.

    3.05  Informal Action by Committees.  Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a written consent to such action is signed by all members of the committee and such written consent is filed with the minutes of proceedings of such committee.  Consents may be signed by different members on separate counterparts.

ARTICLE IV

BOARD OF CONSULTANTS

    4.01  Appointment.  The Board of Directors may appoint a Board of Consultants to consider, advise upon and make recommendations to the Board of Directors with respect to such questions relating to the conduct of the business of the Corporation as may be submitted to it by the Board of Directors.

    4.02  Members.  The members of the Board of Consultants, who shall not be Directors and need not be officers or shareholders, shall serve from the date appointed until their resignation, death or removal by a vote of the majority of the Board of Directors, with or without cause.

    4.03  Meetings.  Meetings of the Board of Consultants shall be called by the Chairman of the Board or Secretary on order by the Board of Directors at such time and place as the Board of Directors may from time to time designate.  The Board of Directors shall determine with respect to each meeting which members of the Board of Consultants should be called; all members need not be called to every meeting.  The Board of Directors may, at their discretion, invite other participants and/or observers to such meetings.  The members of the Board of Consultants shall be entitled to a fee for attendance at such meetings, which fee shall be fixed by resolution of the Board of Directors.

    4.04  Authority.  The Board of Consultants shall have no authority or power with respect to the affairs of the Corporation, and members of the Board of Consultants shall not be empowered by such membership to act as, or to represent themselves to be, agents or representatives of the Corporation and/or of the Board of Directors.

ARTICLE V

OFFICERS
    5.01  Titles and Election.  The Corporation shall have a Chairman of the Board, a President, a Treasurer and a Secretary, and may have one or more Vice Presidents, a Chief Financial Officer, a Chief Operating Officer, one or more Assistant Secretaries, one or more Assistant Treasurers and such other subordinate officers as the Board of Directors, or any committee or officer appointed by the Board of Directors for such purpose, may from time to time elect.  The officers of the Corporation shall be elected from time to time by the Board of Directors at any meeting thereof.  Each officer shall hold office until his successor is duly elected and qualified or until his death, resignation or removal in the manner hereinafter provided.  Any two or more officers, except President and Vice President, may be held by the same person.  Election or appointment of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

5.02  Removal.  Any officer or agent elected or appointed by the Board of Directors may be removed, with or without cause, by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby.  The fact that a person is elected to office, whether or not for a specified term, shall not by itself constitute any undertaking or evidence of any employment obligation of the Corporation to that person.

5.03  Vacancies.  A vacancy in any office may be filled by the Board of Directors for the unexpired portion of the term.

5.04  Chairman of the Board.  Unless the Board of Directors shall otherwise determine, the Chairman of the Board shall be the Chief Executive Officer and general manager of the Corporation and shall in general supervise and control all of the business and affairs of the Corporation.  The Chairman of the Board shall be a Director and shall preside over the meetings of the Stockholders and the Board of Directors.  The Chairman of the Board shall perform such other duties as may be assigned to him by the Board of Directors.  The Chairman of the Board may sign and execute any deed, mortgage, bond, contract, or other obligation or instrument on behalf of the Corporation, except in cases where the execution thereof shall be expressly designated by the Board of Directors or by the Articles, these Bylaws or otherwise to another officer or agent of the Corporation.

5.05  President.  Unless the Board of Directors shall otherwise determine, the President shall be the Chief Operating Officer of the Corporation and shall supervise and control the day-to-day business and affairs of the Corporation.  In the absence of the Chairman of the Board, the President shall preside at all meetings of the Stockholders and of the Board of Directors (if a member of the Board of Directors).  The President may execute any deed, mortgage, bond, contract or other obligation or instrument on behalf of the Corporation, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by the Articles, by these Bylaws or otherwise to some other officer or agent of the Corporation.  In general, the President shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors or the Chairman of the Board from time to time.

5.06  Vice Presidents.  The Board of Directors may appoint one or more Vice Presidents.  In the absence of the President or in the event of a vacancy in such office, the Vice President (or in the event there shall be more than one Vice President, the Vice Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the President and when so acting shall have all the powers of and be subject to all of the restrictions upon the President.  Every Vice President shall perform such other duties as from time to time may be assigned to him by the President or the Board of Directors.  The Board of Directors may designate one or more Vice Presidents as Executive Vice Presidents or as Vice Presidents for particular areas of responsibility.

5.07  Secretary.  The Secretary shall (i) keep the minutes of the proceedings of the Stockholders and Board of Directors in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be custodian of the records of the Corporation; (iv) unless a transfer agent is appointed, keep a register of the post office address of each Stockholder which shall be furnished to the Secretary by such Stockholder and have general charge of the stock ledger of the Corporation; (v) when authorized by the Board of Directors or the President, attest to or witness all documents requiring the same; (vi) perform all duties as from time to time may be assigned to him by the President or by the Board of Directors; and (vii) perform all of the duties generally incident to the office of secretary of a corporation.

5.08  Treasurer.  The Treasurer shall have the custody of the Corporation’s funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board ofDirectors.  The Treasurer shall disburse funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at the regular meetings of the Board of Directors or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation.  The Board of Directors may engage a custodian to perform some or all of the duties of the Treasurer, and if a custodian is so engaged then the Treasurer shall be relieved of the responsibilities set forth herein to the extent delegated to such custodian and, unless the Board of Directors otherwise determines, shall have general supervision over the activities of the custodian.  The custodian shall not be an officer of the Corporation.

5.09  Assistant Secretaries and Assistant Treasurers.  The Board of Directors, or any committee or officer appointed by the Board of Directors for such purpose, may appoint one or more Assistant Secretaries or Assistant Treasurers.  The Assistant Secretaries and Assistant Treasurers (i) shall have the power to perform and shall perform all the duties of the Secretary and the Treasurer, respectively, in such respective officer’s absence and (ii) shall perform such duties as shall be assigned to him by the Secretary or Treasurer, respectively, or by the President of the Board of Directors, or any such designated committee or officer.

5.10  Subordinate Officers.  The Corporation shall have such subordinate officers as the Board of Directors, or any committee or officer appointed by the Board of Directors for such purpose, may from time to time elect.  Each such officer shall hold office for such period and perform such duties as the Board of Directors, the President or any designated committee or officer may prescribe.

5.11  Compensation.  The salaries and other compensation and remuneration, of any kind, if any, of the officers shall be fixed from time to time by the Board of Directors.  No officer shall be prevented from receiving such compensation, if any, by reason of the fact that he is also a Director of the Corporation.  The Board of Directors may authorize any committee or officer, upon whom the power of appointing assistant and subordinate officers may have been conferred, to fix the compensation and remuneration of such assistant and subordinate officer.

ARTICLE VI

SHARES OF STOCK

6.01           Certificates for Stock.  Any or all classes or series of the stock of the Corporation may be certificated or uncertificated as provided in the MGCL from time to time.  Certificates, if any, for shares of stock shall be in such form as not inconsistent with the Articles, as shall be approved by the Board of Directors.  All certificates shall be signed by the Chairman of the Board, the President, or a Vice President and countersigned by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary.  Any signature or countersignature may be either a manual or facsimile signature.  All share certificates for each class of Stock, shall be consecutively numbered.  Each certificate representing shares of Stock which are restricted as to their transferability or voting powers, which are preferred or limited as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Corporation, shall have a statement of such restriction, limitation, preference or redemption provision, or summary thereof, plainly stated on the certificate.  In lieu of such statement or summary, the Corporation may set forth on the face or back of the certificate a statement that the Corporation will furnish to any Stockholder, upon request and without charge, a full statement of such information.

At the time of issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner therof a written notice that shall set forth, to the extent required by the MGCL, the name of the Corporation, the name of the stockholder or other person to whom it is issued, the number and class (and the designation of the series, if any) of the shares represented, and any restrictions on the transfer or registration of such shares of stock imposed by the Corporation’s articles of incorporation, these Bylaws, any agreement among stockholders or any agreement between stockholders and the Corporation or such other matters as may be required by the MGCL.

6.02           Stock Ledger.  The Corporation shall maintain at its principal executive office, at the office of its counsel, accountants or transfer agent or at such other place designated by the Board of Directors an original or duplicate stock ledger containing the names and addresses of all the Stockholders and the number of shares of each class held by each Stockholder.  The stock ledger shall be maintained pursuant to a system that the Corporation shall adopt allowing for the issuance, recordation and transfer of its Stock by electronic or other means that can be readily converted into written form for visual inspection and not involving any issuance of certificates.  Such system shall include provisions for notice to acquirors of Stock (whether upon issuance or transfer of Stock) in accordance with Sections 2-210 and 2-211 of the MGCL, and Section 8-408 of the Commercial Law Article of the State of Maryland.  The Corporation shall be entitled to treat the holder of record of any Share or Shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.  Until a transfer is duly effected on the stock ledger, the Corporation shall not be affected by any notice of such transfer, either actual or constructive.  Nothing herein shall impose upon the Corporation, the Board of Directors or officers or their agents and representatives a duty or limit to their rights to inquire as to the actual ownership of Shares.

6.03           Recording Transfer of Stock.   If transferred in accordance with any restrictions on transfer contained in the Articles, these Bylaws or otherwise, Shares shall be recorded as transferred in the Stock Ledger upon provision to the Corporation or the transfer agent of the Corporation of an executed stock power duly guaranteed and any other documents reasonably requested by the Corporation, and the surrender of the certificate or certificates, if any, representing such Shares.  Upon receipt of such documents, the Corporation shall issue the statements required by Section 2-210 and 2-211 of the MGCL and Section 8-408 of the Commercial Law Article of the State of Maryland, issue as needed a new certificate or certificates or an uncertificated share or uncertificated shares (if the transferred Shares were certificated) to the persons entitled thereto, cancel any old certificates and record the transaction upon its books.

6.04           Lost Certificate.  The Board of Directors may direct a new certificate or an uncertificated share to be issued in the place of any certificate theretofore issued by the Corporation alleged to have been stolen, lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of Stock to be stolen, lost or destroyed.  When authorizing such issue of a new certificate or an uncertificated share, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or his legal representative to advertise the same in such manner as it shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise by reason of the issuance of a new certificate or an uncertificated share.

6.05           Closing of Transfer Books or Fixing of Record Date.

6.5.1  The Board of Directors may fix, in advance, a date as the record date for the purpose of determining Stockholders entitled to notice of, or to vote at, any meeting of Stockholders, or Stockholders entitled to receive payment of any dividend or other allotment of any rights, or in order to make a determination of Stockholders for any other proper purpose.  Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than ninety (90) days, and in the case of a meeting of Stockholders not less than ten (10) days, prior to the date on which the meeting or particular action requiring such determination of Stockholders is to be held or taken.

6.5.2  In lieu of fixing a record date, the stock transfer books may be closed by the Board of Directors in accordance with Section 2-511 of the MGCL for the purpose of determining Stockholders entitled to notice of or to vote at a meeting of Stockholders.

6.5.3  If no record date is fixed and the stock transfer books are not closed for the determination of Stockholders, (a) the record date for the determination of Stockholders entitled to notice of, or to vote at, a meeting of Stockholder shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of Stockholders entitled to receive payment of a dividend or an allotment of any rights shall be at the close of business on the day on which the resolution of the Board of Directors, declaring the dividend or allotment of rights, is adopted, but the payment or allotment may not be made more than sixty (60) days after the date on which the resolution is adopted.

6.5.4  When a determination of Stockholders entitled to vote at any meeting of Stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

ARTICLE VII

DIVIDENDS AND DISTRIBUTIONS

7.01  Declarations.  Dividends and other distributions upon the Stock may be declared by the Board of Directors as set forth in the applicable provisions of the Articles and any applicable law, at any meeting, limited only to the extent of Section 2-311 of the MGCL.  Dividends and other distributions upon the Stock may be paid in cash, property or Stock of the Corporation, subject to the provisions of law and of the Articles.

7.02  Contingencies.  Before payment of any dividends or other distributions upon the Stock, there may be set aside (but there is no duty to set aside) out of any funds of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE VIII

INDEMNIFICATION

8.01  Indemnification of Directors, Officers and Employees.  The Corporation shall indemnify and hold harmless to the fullest extent permitted by, and under, applicable law as it presently exists and as is further set forth in Article 8.02 below or as may hereafter be amended any person who is or was a Director, officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as a Director, officer or employee of another corporation or entity (including service with employee benefit plans), who by reason of this status or service in that capacity was, is, or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative, or investigative.  Such indemnification shall be against all liability and loss suffered and expenses (including, but not limited to, attorneys’ fees, judgments, fines, penalties, and amounts paid in settlement) actually and reasonably incurred by the individual in connection with such proceeding; provided, however, that the Corporation shall not be required to indemnify a person in connection with an action, suit or proceeding initiated by such person unless the action, suit or proceeding was authorized by the Board of Directors of the Corporation.

8.02  Standard.  Section 2.418 of the MGCL, on December 31, 1996, provided generally that a corporation may indemnify any individual made a party to a proceeding by reason of service on behalf of the corporation unless it is established that:

(i)	the act or omission of the individual was material to the matter giving rise to the proceeding; and

(1)	was committed in bad faith; or

(2)	was the result of active and deliberate dishonesty; or

(ii)	the individual actually received an improper personal benefit in money, property, or services; or

(iii)	in the case of any criminal proceeding, the individual had reasonable cause to believe that the act or omission was unlawful.

8.03  Advance Payment of Expenses.  The Corporation shall pay or reimburse reasonable expenses in advance of a final disposition of the proceeding and without requiring a preliminary determination of the ultimate entitlement to indemnification provided that the individual first provides the Corporation with: (a) a written affirmation of the individual’s good faith belief that the individual meets the standard of conduct necessary for indemnification under the laws of the State of Maryland; and (b) a written undertaking by or on behalf of the individual to repay the amount advanced if it shall ultimately be determined that the applicable standard of conduct has not been met.

8.04  General.  The Board of Directors, by resolution, may authorize the management of the Corporation to act for and on behalf of the Corporation in all matters relating to indemnification within any such limits as may be specified from time to time by the Board of Directors, all consistent with applicable law.

    The rights conferred on any person by this Article VIII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation of the Corporation, these Bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

    Repeal or modification of this Article VIII or the relevant law shall not affect adversely any rights or obligations then existing with respect to any facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such facts.

ARTICLE IX

NOTICES

9.01  Notices.  Except as provided in Section 2.07, whenever notice is required to be given pursuant to these Bylaws, it shall be construed to mean either written notice personally served against written receipt, or notice in writing transmitted by mail, by depositing the same in a post office or letter box, in a post-paid sealed wrapper, addressed, if to the Corporation, to 321 Railroad Avenue, Greenwich, Connecticut 06830 (or any subsequent address selected by the Board of Directors), attention President, or if to a Stockholder, Director or officer, at the address at the general post office situated in the city or county of his or her residence.  Unless otherwise specified, notice sent by mail shall be deemed to be given at the time mailed.

9.02  Secretary To Give Notice.  All notices required by law or these Bylaws to be given by the Corporation shall be given by the Secretary or any other officer of the Corporation designated by the President.  If the Secretary and Assistant Secretary are absent or refuse or neglect to act, the notice may be given by any person directed to do so by the President or, with respect to any meeting called pursuant to these Bylaws upon the request of any Stockholders or Directors, by any person directed to do so by the Stockholders or Directors upon whose request the meeting is called.

9.03  Waiver of Notice.  Wherever any notice is required to be given pursuant to the Articles or these Bylaws or pursuant to applicable law, a wavier thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.  Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute.  The attendance of any person at any meeting shall constitute a wavier of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE X

MISCELLANEOUS

10.01  Books and Records.  The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its Stockholders and Board of Directors meetings and of its executive and other committees when exercising any powers of authority of the Board of Directors.  The books and records of the Corporation may be in written form or in any other form that can be converted within a reasonable time into written form for visual inspection.  Minutes shall be recorded in written form, but may be maintained in the form of a reproduction.

10.02  Contracts.  The Board of Directors may authorize any officer(s) or agent(s) to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

10.03  Checks, Drafts, Etc.  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officers or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

10.04  Loans.

10.4.1  Such officers or agents of the Corporation as from time to time have been designated by the Board of Directors shall have authority (i) to effect loans, advances, or other forms of credit at any time or times for the Corporation, from such banks, trust companies, institutions, corporations, firms, or persons, in such amounts and subject to such terms and conditions, as the Board of Directors from time to time has designated; (ii) as security for the repayment of any loans, advances, or other forms of credit so authorized, to assign, transfer, endorse, and deliver, either originally or in addition or substitution, any or all personal property, real property, stocks, bonds, deposits, accounts, documents, bills, accounts receivable, and other commercial paper and evidence of debt or other securities, or any rights or interests at any time held by the Corporation; (iii) in connection with any loans, advances, or other forms of credit so authorized, to make, execute, and deliver one or more notes, mortgages, deeds of trust, statements, security agreements, acceptances, or written obligations of the Corporation, on such terms and with such provisions as to the security or sale or disposition of them as those officers or agents deem proper, and (iv) to sell to, or discount or rediscount with, the banks, trust companies, institutions, corporations, firms or persons making those loans, advances, or other forms of credit, any and all commercial paper, bills, accounts receivable, acceptances, and other instruments and evidences of debt at any time held by the Corporation and, to that end, to endorse, transfer, and deliver the same.

10.4.2  From time to time the Corporation shall certify to the bank, trust company, institution, corporation, firm or person so designated, the signatures of the officers or agents so authorized.  Each bank, trust company, institution, corporation, firm or person so designated is authorized to rely upon such certification until it has received written notice that the Board of Directors has revoked the authority of those officers or agents.

10.05  Fiscal Year.  The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution, and, in the absence of such resolution, the fiscal year shall be the period ending October 31.

10.06  Annual Report.  Not later than 120 days after the close of each fiscal year, the Board of Directors of the Corporation shall cause to be sent to the Stockholders an Annual Report in such form as may be deemed appropriate by the Board of Directors.  The Annual Report shall include audited financial statements and shall be accompanied by the report thereon of an independent certified public accountant.

10.07  Interim Reports.  The Corporation may send interim reports to the Stockholders having such form and content as the Board of Directors may deem proper.

10.08  Other Reports.  Any distributions to Stockholders of income or capital assets shall be accompanied by a written statement disclosing the source of the funds distributed unless at the time of distributions they are accompanied by a written explanation of the relevant circumstances.  The statement as to such source shall be sent to the Stockholders not later than ninety (90) days after the close of the fiscal year in which the distributions were made.

10.09  Bylaws Severable.  The provisions of these Bylaws are severable, and if any provision shall be held invalid or unenforceable, that invalidity or unenforceability shall attach only to that provision and shall not in any manner affect or render invalid or unenforceable any other provision of these Bylaws, and these Bylaws shall be carried out as if the invalid or unenforceable provision were not contained herein.

ARTICLE XI

AMENDMENT OF BYLAWS

The Board of Directors shall have the exclusive power, at any regular or special meeting thereof, to make and adopt new Bylaws, or to amend, alter or repeal any Bylaws of the Corporation, provided such revisions are not inconsistent with the Articles of Incorporation or applicable law.

ARTICLE XII

EXEMPTIONS TO SECTIONS 3-701
THROUGH 3-709 OF THE MGCL

The provisions of Sections 3-701 through 3-709 of Title III of the MGCL, as the same may be amended or re-enacted or any successor provisions thereto, shall not apply to any Person (as defined in Section 3-701 of Title III of the MGCL) who, as of December 31, 1996 beneficially owned in excess of 20% of the outstanding shares of beneficial interest of HRE Properties and who, by virtue of the merger of HRE Properties with and into the Corporation, will own a similar percentage of the Corporation Common Stock.